Exhibit (a)(1)(B)

FLOTEK INDUSTRIES, INC.

LETTER OF TRANSMITTAL

Pursuant to Offer to Purchase for Cash

Any and All of the Outstanding 5.25% Convertible Senior Notes due 2028

dated January 11, 2013

(CUSIP No. 34339AA0)

(ISIN Nos. US34339AA03)

The Tender Offer will expire at 12:00 midnight (meaning the end of such day), New York City time, on February 13, 2013 unless extended (such date and time, as the same may be extended, the “Expiration Date”). Holders must validly tender their 5.25% Convertible Senior Notes due 2028 (CUSIP/ISIN Nos. 34339AA0/US34339AA03) (the “Notes”) on or before the Expiration Date to be eligible to receive the Tender Offer Consideration (as defined in the Offer to Purchase) per $1,000 principal amount of Notes tendered by such Holders that are accepted for purchase. The Tender Offer is subject to the satisfaction of certain conditions, as set forth under the heading “Terms of the Tender Offer — Conditions to the Tender Offer.” Holders may not withdraw their Notes after the Withdrawal Deadline, except in certain limited circumstances.

The Depositary for the Tender Offer is:

American Stock Transfer & Trust Company

By Regular Mail:	By hand, express mail, courier or any other expedited service:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

By Facsimile (Eligible Institutions Only):

718 234-5001

For Confirmation by Telephone:

Toll-free (877) 248-6417

(718) 921-8317

Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above, will not constitute a valid tender of the Notes. The instructions contained in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed and signed.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used in this Letter of Transmittal and not defined shall have the same respective meanings ascribed to them in the Offer to Purchase.

IMPORTANT INFORMATION

This Letter of Transmittal is to be used by each registered holder of Notes (each, a “Holder” and, collectively, the “Holders”) desiring to tender its Notes pursuant to Flotek Industries, Inc.’s offer to purchase for cash (the “Tender Offer”) any and all outstanding Notes.

Holders that validly tender their Notes to the Depositary on or before the Expiration Date and do not validly withdraw their Notes will receive the Tender Offer Consideration pursuant to the Tender Offer, unless the Tender Offer is terminated. Holders whose Notes are accepted for purchase in the Tender Offer will receive the Tender Offer Consideration on the Settlement Date, unless the Tender Offer is terminated.

Note that the Tender Offer does not include a provision for delivering Notes pursuant to a Notice of Guaranteed Delivery. Therefore, all Notes must be tendered and received on or prior to the Expiration Date in order for the tendering Holder to be eligible to receive the Tender Offer Consideration.

This Letter of Transmittal is to be completed by a Holder desiring to tender Notes unless such Holder is executing the tender through The Depository Trust Company’s (“DTC”) Automated Tender Offer Program (“ATOP”). A Holder tendering through ATOP does not need to complete a Letter of Transmittal. Participants of DTC that are accepting the Tender Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then send an “Agent’s Message” to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Tender Offer in lieu of execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of documents to DTC does not constitute delivery to the Depositary.

For a description of certain procedures to be followed in order to tender Notes (through ATOP or otherwise), see “Terms of the Tender Offer—Procedures for Tendering” in the Offer to Purchase and the Instructions in this Letter of Transmittal.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the box below entitled “Method of Delivery;”

•	complete the box on page 3 entitled “Description of Notes Tendered;”

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here;”

•	if appropriate, check and complete the boxes relating to the “Special Payment Instructions” and “Special Delivery Instructions;” and

•	if required, complete an Internal Revenue Service (“IRS”) Form W-9.

The Tender Offer is not being made to (nor will the surrender of Notes for purchase in the Tender Offer be accepted from or on behalf of) Holders in any jurisdiction in which the making or acceptance of the Tender Offer or the solicitation would not be in compliance with the laws of such jurisdiction.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Account Number:	Transaction Code Number:

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)*	Certificate Number(s)**	Aggregate Principal Amount Represented	Principal Amount Tendered***

TOTAL PRINCIPAL AMOUNT OF NOTES

*          The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Notes being tendered.

**       Need not be completed by Holders tendering by book-entry transfer (see below).

***     Unless otherwise specified, it will be assumed that the entire aggregate principal amount of Notes indicated in the column labeled “Aggregate Principal Amount Represented” is being tendered.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

SETTLEMENT DATE

In respect of the Notes validly tendered and accepted for purchase, the Company will pay the Tender Offer Consideration on the Settlement Date (as defined below). The settlement date with respect to Notes validly tendered and accepted by the Company is expected to be promptly after the Expiration Date (the “Settlement Date”). Holders of Notes validly tendered that are accepted for purchase by the Company will, on the Settlement Date, receive the Tender Offer Consideration.

The Company retains the right to extend the Tender Offer for any reason.

Ladies and Gentlemen:

By execution of this Letter of Transmittal, the undersigned acknowledges receipt of the Offer to Purchase (the “Offer to Purchase”), dated January 11, 2013, of Flotek Industries, Inc. (the “Company”) and this Letter of Transmittal and its instructions (the “Letter of Transmittal,” and collectively with the Offer to Purchase, the “Tender Offer Documents”), which together constitute the Company’s offer to purchase for cash (the “Tender Offer”) any and all outstanding Notes, upon the terms and subject to the conditions set forth in the Offer to Purchase. The Tender Offer Consideration for each $1,000 principal amount of Notes validly tendered and accepted for payment pursuant to the Tender Offer is as set forth in the Offer to Purchase. Payment of the Tender Offer Consideration with respect to Notes accepted for purchase in the Tender Offer that are validly tendered on or before 12:00 midnight (meaning the end of such day), New York City time, on the Expiration Date and not validly withdrawn will be made on the Settlement Date. The Settlement Date is expected to be promptly after the Expiration Date. The Tender Offer Consideration will be paid in same day funds on the Settlement Date.

All capitalized terms used in this Letter of Transmittal and not defined shall have the same respective meanings ascribed to them in the Offer to Purchase.

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above. Subject to, and effective upon, the acceptance for purchase of, and the payment for, the principal amount of Notes tendered pursuant to this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes that are being tendered pursuant to this Letter of Transmittal and accepted for purchase in the Tender Offer pursuant to the terms of the Tender Offer Documents. The undersigned also hereby waives any and all other rights with respect to such Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued) and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Notes, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any repurchase, redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (2) present such Notes for transfer on the register and (3) receive all benefits and otherwise all rights of beneficial ownership of such Notes, including receipt of funds from the Company for the purchase price for any Notes tendered pursuant to the Tender Offer that are purchased by the Company and transfer such funds to the undersigned, all in accordance with the terms of the Tender Offer.

Notes subject to the Tender Offer tendered on or before the Expiration Date may be validly withdrawn, subject to the procedures described in the Offer to Purchase and Instruction 1 in this Letter of Transmittal, at any time on or before the Withdrawal Deadline, but not after such date, except in certain limited circumstances where the Company determines additional withdrawal rights are required by law.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered pursuant to this Letter of Transmittal and that when such Notes are accepted for purchase and payment by the Company in the Tender Offer, the Company will acquire good, marketable and unencumbered title to such Notes, free and clear of all liens, restrictions, charges and encumbrances, that none of such Notes will be subject to any adverse claim or right, and that the undersigned (a) has, at the time of tender, a net long position equal to or greater than the aggregate principal amount of the Notes being tendered and (b) will cause the Notes to be delivered in accordance with the Tender Offer. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered pursuant to this Letter of Transmittal.

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Tender Offer Documents will constitute the undersigned’s acceptance of the terms and conditions of the Tender Offer. The Company’s acceptance of such Notes for purchase in the Tender Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Tender Offer. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

For purposes of the Tender Offer, tendered Notes will be deemed to have been accepted for purchase, if, as and when the Company gives oral or written notice of acceptance to the Depositary.

The undersigned understands that the Company’s obligation to accept for purchase and pay the purchase price for the Notes validly tendered and not validly withdrawn pursuant to the Tender Offer is subject to, and conditioned upon, the satisfaction of certain conditions. These conditions are more fully described in the Offer to Purchase under the caption “Terms of the Tender Offer—Conditions to the Tender Offer.” The Company reserves the right, in its sole discretion and subject to applicable law, to waive any and all of the conditions to the Tender Offer at any time as set forth in the Offer to Purchase under the caption “Terms of the Tender Offer—Conditions to the Tender Offer.”

Unless indicated otherwise in the box entitled “Special Payment Instructions,” the Depositary will issue the check for Tender Offer Consideration payable on the Settlement Date with respect to Notes accepted for purchase in the Tender Offer, in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Notes Tendered.” Similarly, unless indicated otherwise in the box entitled “Special Delivery Instructions,” the Depositary will deliver any certificates for Notes not tendered or not accepted for purchase in the Tender Offer (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Notes Tendered.” If both the “Special Payment Instructions” box and the “Special Delivery Instructions” box are completed, the Depositary will issue the check for the purchase price with respect to any Notes accepted for purchase in the Tender Offer and return any certificates for Notes not tendered or not accepted for purchase in the Tender Offer in the name(s) of, and will mail the check and any such Notes not tendered or not accepted for purchase in the Tender Offer to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box provision of this Letter of Transmittal to transfer any Note from the name of the registered holder(s) of the Note if the Company does not accept for purchase in the Tender Offer any of the principal amount of such Notes.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), properly completed and duly executed, or a properly transmitted Agent’s Message, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to the procedures described above will be determined by the Company in its sole discretion (whose determination shall be final and binding).

Any extension, amendment or termination of the Tender Offer will be followed as promptly as practicable by public announcement thereof, the announcement to be issued no later than 9:00 a.m., New York City time, on the first business day after the previously scheduled Expiration Date. “Business day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to remain closed.

In the event of a termination of the Tender Offer, Notes validly tendered pursuant to the Tender Offer will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If the Company makes a material change in the terms of, or information concerning, the Tender Offer, the Company will disseminate additional Tender Offer materials to the Holders of Notes and extend the Tender Offer to the extent required by law.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders of Notes

Regardless of Whether Notes Are Being Physically Delivered With this Letter of Transmittal)

Must be signed by the registered holder(s) of the Notes exactly as their name(s) appear(s) on (a) certificate(s) for the Notes or (b) a security position listing as the owner of Notes on the books of DTC or its participants. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy. See Instruction 1 below.

X

X

Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:                    , 20

Name(s):

(Please Print)

Capacity (full title):

Address: X
(Including Zip Code)

Area Code and Telephone No.:

IMPORTANT: COMPLETE IRS FORM W-9 OR APPLICABLE FORM W-8

SIGNATURE GUARANTEE

Certain signatures must be guaranteed by a Medallion Signature Guarantor. See Instruction 3 below.

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: , 20

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4 and 6)

To be completed ONLY if the check for the purchase price, plus Accrued Interest, is to be sent to someone other than the undersigned or to an address other than that shown above.

Issue check to:

Name
(Please Print)
Address

(Zip Code)

Taxpayer Identification Number (Such person(s) must also complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4 and 6)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase in the Tender Offer are to be issued in the name of someone other than the undersigned or to an address other than that shown above, or if Notes are to be returned by credit to an account maintained by DTC other than the account designated above.

Deliver Notes to:

Name
(Please Print)
Address

(Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete a Form W-9,

a Form W-8BEN, a Form W-8ECI or a

Form W- 8IMY, as applicable)

Credit unaccepted Notes tendered by book-entry

transfer to:

☐      The Depository Trust Company account set forth below

(DTC account number)

Instructions

Forming Part of the Terms and Conditions of the Tender Offer

1.	Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations; Withdrawal of Tenders.

To tender Notes in the Tender Offer, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Depositary’s account with DTC tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer an Agent’s Message transmitted through the DTC ATOP system, and any other document required by this Letter of Transmittal, must be received by the Depositary at the address set forth in this Letter of Transmittal at or prior to the Expiration Date to be eligible to receive the Tender Offer Consideration. Tenders of Notes in the Tender Offer must be made on or before the Expiration Date to receive the Tender Offer Consideration, in compliance with this Letter of Transmittal. Except as otherwise provided below, the delivery will be deemed made when actually received by the Depositary. This Letter of Transmittal, certificates for the Notes and any other required documents should be sent only to the Depositary, and not to the Company or DTC.

The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Depositary, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the Holder tendering Notes. If such delivery is made by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested and that sufficient time be allowed to assure timely delivery.

Tenders of Notes will be accepted in the manner described above and otherwise in compliance with this Letter of Transmittal only in the principal amounts equal to $1,000 or integral multiples of $1,000 in excess thereof. Alternative, conditional or contingent tenders of Notes will not be considered valid.

Notes that are validly tendered may be validly withdrawn at any time on or before the Expiration Date, but not thereafter, except in certain limited circumstances where the Company determines additional withdrawal rights are required by law. Tenders of Notes may be withdrawn if the Tender Offer is terminated without any Notes being purchased. In the event of termination of the Tender Offer, the Notes tendered pursuant to the Tender Offer will be returned to the tendering Holder promptly.

For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to the Expiration Date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Notes to be withdrawn, the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the DTC participant whose name appears on the security position listing as the owner of such Notes), if different from that of the person who deposited the Notes, (b) contain the description of the Notes to be withdrawn (including the principal amount and, in the case of Notes tendered by delivery of certificates rather than book-entry transfer, the certificate numbers for such Notes), (c) unless transmitted through ATOP, be signed by the Holder of the Notes in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), or be accompanied by documents of transfer sufficient to permit the Trustee to register the transfer of the Notes into the name of the person withdrawing such Notes (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable Agent’s Message) and (d) if this Letter of Transmittal was executed by a person other than the registered holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder.

The signature on the notice of withdrawal must be guaranteed by a Medallion Signature Guarantor (as defined below) unless such Notes have been tendered for the account of an Eligible Institution. If certificates for the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal will be effective immediately upon receipt by the Depositary of written or facsimile transmission notice of withdrawal even if physical release is not yet effected. Withdrawal of tenders of Notes may not be rescinded, and any Notes properly withdrawn will be deemed not validly tendered for purposes of the Tender Offer.

Withdrawal of Notes can be accomplished only in accordance with the foregoing procedures. Notes validly withdrawn may be retendered at any time on or before the Expiration Date by following the procedures described in this Letter of Transmittal and in the Offer to Purchase under the caption “Terms of the Tender Offer — Procedures for Tendering.”

All questions as to the form and validity (including time of receipt) of any notice of withdrawal of a tender will be determined by the Company, which determination shall be final and binding. None of the Company, the Trustee, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal of a tender or incur any liability for failure to give any such notification.

2.	Partial Tenders.

If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered.” The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. Certificates for the entire principal amount of all Notes not tendered or not accepted for purchase in the Tender Offer will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC) to the Holder unless otherwise provided in the “Special Payment Instructions” or “Special Delivery Instructions” boxes of this Letter of Transmittal.

3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the Holder(s) of the Notes tendered, the signature(s) must correspond to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Notes tendered pursuant to this Letter of Transmittal, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If this Letter of Transmittal is executed by a person or entity who is not the registered holder, then the registered holder must sign a valid bond power, with the signature of such registered holder guaranteed by a participant in a recognized medallion signature program (a “Medallion Signature Guarantor”).

If any of the Notes tendered pursuant to this Letter of Transmittal are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. For additional copies of this Letter of Transmittal, please contact the Information Agent at the address and telephone number set forth on the last page of this Letter of Transmittal.

If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered pursuant to this Letter of Transmittal (or by a DTC participant whose name appears on a security position listing as the owner of Notes) and payment of the Tender Offer Consideration is to be paid, or if any Notes for principal amounts not tendered or not accepted for purchase in the Tender Offer are to be issued, directly to such Holder(s), or if tendered by a DTC participant, any Notes for principal amounts not tendered or not accepted for purchase in the Tender Offer are to be credited to such participant’s account at DTC and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying the Notes must be guaranteed by a Medallion Signature Guarantor. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a DTC participant whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

4.	Special Payment and Special Delivery Instructions.

Tendering Holders should indicate in the applicable box or boxes the name and address to which checks for payment of the purchase price, plus Accrued Interest, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. A Holder may request that Notes not tendered or not accepted for purchase in the Tender Offer be (i) credited to an account at DTC or (ii) if the Holder of record holds physical Notes, by delivery of a certificate representing such returned principal amount, in each case as such Holder may designate under the caption “Special Delivery Instructions.” If no instructions are given, checks for payment of the purchase price, plus Accrued Interest, will be sent to the Holder of the Notes tendered and Notes not tendered or not accepted for purchase in the Tender Offer will be returned by (i) crediting the account at DTC designated above or (ii) if the Holder of record holds physical Notes, by delivery of a certificate representing such returned principal amount (including delivery of the original certificate tendered if none of such principal amount is accepted).

5.	Information Reporting and Backup Withholding.

Payments made to tendering Holders (or other payees) may be subject to information reporting and backup withholding of U.S. federal income tax. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should complete and return an IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (“TIN”) provided is correct, and that such U.S. Holder is not subject to backup withholding. Failure to provide the correct information on the Form W-9 may subject the tendering U.S. Holder to a $50 penalty imposed by the IRS and federal income tax backup withholding on any payment. Each Non-U.S. Holder must complete and submit an IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to such Non-U.S. Holder’s foreign status. A copy of Form W-9 is included in this Letter of Transmittal. An IRS Form W-8BEN (or other applicable form) may be obtained from the Depositary or at the IRS website at http://www.irs.gov.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the requisite information is properly provided.

Treasury Circular 230 Disclosure - This disclosure is provided to comply with Treasury Circular 230. This written advice is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. This advice was written to support the promoting, marketing or recommending of the transaction(s) or matter(s) addressed by this written advice, and the taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. No limitation has been imposed by counsel on disclosure of the tax treatment or tax structure of the transaction.

6.	Transfer Taxes.

The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Tender Offer, except if (i) deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment are registered or issued in the name of any person other than the Holder of the Notes tendered, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the transfer and sale of Notes to the Company. If satisfactory evidence of payment of such taxes or exemption from such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be deducted from any payment made to such tendering Holder.

7.	Irregularities.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right, in its sole discretion, subject to applicable law, to reject any and all tenders of Notes that are not in proper form or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any or all of the conditions to the Tender Offer or to waive any defect or irregularity in any tender with respect to Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company’s interpretations of the terms and conditions of the Tender Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (except to the extent such defect is waived by the Company or cured by the Holder) will not constitute a valid tender of Notes and will not entitle the Holder to the purchase price. None of the Company, the Trustee, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Notes or incur any liability to a Holder for failure to give any such notice.

8.	Waiver of Conditions.

The Company reserves the right, in its sole discretion, to amend or waive any or all of the conditions to the Tender Offer, subject to applicable law.

9.	Requests for Assistance or Additional Copies.

Requests for additional copies of this Letter of Transmittal, the Offer to Purchase or any other materials relating to the Tender Offer and requests for assistance relating to the procedures for tendering Notes and the terms and conditions of the Tender Offer may be directed to the Information Agent at the address and telephone numbers on the last page of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.

10.	Conflict.

In the event of any conflict between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

11.	Inadequate Space.

If the space provided under “Description of Notes Tendered” is inadequate, the certificate numbers of the Notes and the principal amount of Notes tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

12.	Mutilated, Lost, Stolen or Destroyed Certificates for Notes.

Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact American Stock Transfer & Trust Company at (877) 248-6417 to receive information about the process for obtaining replacement certificates for Notes.

IMPORTANT: This Letter of Transmittal (or a facsimile of this Letter of Transmittal), together with all other required documents, must be received by the Depositary at or prior to 12:00 midnight (meaning the end of such day), New York City time, on February 13, 2013, for a Holder to be eligible to receive the Tender Offer Consideration.

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person** ▶ **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Tender Offer is:

American Stock Transfer & Trust Company

By Regular Mail:	By hand, express mail, courier or any other expedited service:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

By Facsimile (Eligible Institutions Only):

718 234-5001

For Confirmation by Telephone:

Toll-free (877) 248-6417

(718) 921-8317

Any questions regarding procedures for tendering Notes or requests for additional copies of this Offer to Purchase or the Letter of Transmittal may be directed to the Information Agent at:

AST Phoenix Advisors

Information Agent

6201 15th Avenue

Brooklyn, New York 11219

Toll Free: (877) 478-5038

Banks and Brokers, Call Collect: (212) 493-3910

You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.